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                                                                  EXHIBIT 99.202

                                   SECTION 4:

                                  FERC RULE 888
                           ON OPEN TRANSMISSION ACCESS

                              (C) Shir Consultants
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                                     OUTLINE

-     Background

-     Non-discriminatory transmission service

-     Stranded cost recovery

-     Comparability

-     Reselling of transmission capacity

-     Functional unbundling

-     Independent System Operator (ISO)

-     Reciprocity

-     Ancillary Services

-     Market based prices


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                                     OUTLINE

-     Pro forma tariffs

-     Open Access Same-time Information System (OASIS)

-     Regional Transmission Groups (RTG)

-     Environmental impacts and cost savings


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                                   BACKGROUND

- PURPA in 1978 allowed limited competition in generation by mandating purchase of QF generation

- To FERC Opinion transmission access remained as the main barrier to full competition in generation

- FERC based approval of mergers on open transmission access for wholesale customers

- Energy Policy Act of 1992 authorized the FERC to order transmission service upon request of a potential customers

- FERC Transmission Access Mega-NOPR of was to remove the final legitimate concern against open access

      -     Open access for full recovery of stranded assets

- FERC Order 888 mandates open, non-discriminatory and comparable transmission access

-     We will not cover many procedural aspects (e.g., time tables) of Order 888


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                     NON-DISCRIMINATORY TRANSMISSION SERVICE

      - Utilities must provide transmission service for wholesale transactions

            -     No limit on the scope of open access requirement

            -     The scope could range from:

                  - Provide transmission service to wholesale power customers

                  - Provide transmission service competitors even if such service has not been provided before or not provided to self

-     Order does not void any existing requirement contracts

-     All economy contracts must be modified to conform with pro forma tariffs

- Loose pools must modify pooling agreements making them open and non-discriminatory

      - Open to non-members based on a different rate that reflect lack of transmission assets only


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                             STRANDED COST RECOVERY

-     Utilities may recover stranded costs CAUSED by the Order

      - Utility may recover 100 percent of the stranded costs from the departing customers or a "retail-turned-wholesale" customer

            -     As an exit fee

            - As surcharge directly assigned to the customer's transmission bill

      -     Contract must have been signed before July 11, 1994

- Utility must prove stranded costs based on reasonable expectation that the customer caused the cost by departing

      -     Strong potential for litigation


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                                  COMPARABILITY

- Utilities must provide transmission service to others on terms and conditions that are comparable to those used to provide service to themselves

      - Provide both load based network (firm) and transaction based point-to-point (firm and non-firm) services

      - Utilities must provide point-to-point service to others comparable in quality to point-to-point service that it gives itself when participating in the wholesale market

      -     Must post transmission availability on the OASIS

- Transmission provider may curtail services (firm or non-firm) to relieve constraints on a pro-rata basis where possible

      -     Must also curtail own service

      -     Curtail non-firm transaction for reliability or economic reasons

-     Utilities may seek waiver from requirement based on good cause

      -     Mostly applicable for smaller utilities


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                     RESELLING OF FIRM TRANSMISSION CAPACITY

- Utilities may sell unused portion of a customer's firm service on a non-firm basis (to prevent hoarding)

      -     Revenues to be credited appropriately among all firm customers

      - Firm capacity customers may resell their capacity themselves and keep the revenue

- Price cap on reselling of transmission capacity is the opportunity cost of the reseller

      -     Expected to be higher than the price originally paid for the service


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                              FUNCTIONAL UNBUNDLING

-     Functional unbundling is to ensure comparability

-     Functional unbundling versus corporate unbundling

- Utility's wholesale merchant department (Power Exchange) to be treated as just another transmission customer

      -     Merchant department must take service under the FERC tariff

      - Merchant department quote a separately stated transmission rate in its wholesale power transactions

      - Merchant department must obtain its information about transmission service availability at the same time as the other transmission customers using the electronic information system (OASIS)

- Operational unbundling in the form of the ISO is not required but encouraged for tight pools


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                           INDEPENDENT SYSTEM OPERATOR

-     ISO must be completely independent from all market participants

      - ISO and its employees should have no financial interest in the economic performance of any market participant

      -     ISO should adopt and enforce strict conflict-of-interest standards

- ISO's prime responsibility is to ensure short-term reliability of grid operation based on the NERC and local reliability council requirements

- ISO should have control over the operation of the interconnected transmission facility within its region

- ISO should identify constraints on the system and be able to take actions to relieve those constraints while promoting efficient trading


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                           INDEPENDENT SYSTEM OPERATOR

- ISO should have appropriate incentive for efficient management and administration of an open competitive market

- ISO should provide open access to the transmission system pursuant to a single, unbundled, grid-wide tariff (no pancaking) that would promote efficient use of, and investment in the grid

- ISO in conjunction with RTG (if any) should conduct studies necessary to identify operational problems and appropriate expansions

- ISO should make transmission system information publicly available on the OASIS

-     ISO should develop mechanisms to coordinate with neighboring control areas

-     ISO should develop Alternative Dispute Resolution process


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                                   RECIPROCITY

- Those who own, control or operate transmission facilities and receive open access service must, in turn, provide open access service to the transmitting utility

      - All customers, including non-public utility entities such as MUNIs and REAs who control and operate interstate transmission facilities

      - All affiliates of the customer that own, control or operate interstate transmission facilities

      -     Foreign utilities

      -     RTG members

- Non-jurisdictional customers may file for a Declatory Order that the customer's transmission service is adequate for the purposes of reciprocity


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                               ANCILLARY SERVICES

- Ancillary services are needed to provide basic transmission service to a transmission customer

- Six ancillary services must be included in an open access tariff and must be provided by the transmission services provider

-     Scheduling, system control and dispatch - must be taken by customer

- Reactive supply and voltage control from generation sources - must be taken by customer

-     Regulation and frequency response - may be taken by customer

-     Energy imbalance service - may be taken by customer

-     Spinning reserve - may be taken by customer

-     Supplemental (non-spinning) reserve - may be taken by customer


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                               MARKET BASED PRICES

-     Market Based Prices allowed for new generation capacity

      -     May be challenged by intervenors based on hub-spoke criteria

      -     Examining horizontal market power due to transmission constraints


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                                PRO FORMA TARIFFS

-     Single tariff for both network and point-to-point services

      -     12 CP pricing may be used for point-to-point service

-     No specific rates specified

      -     Allow recovery of opportunity costs and expansion costs

- Crediting for customers' transmission facilities on a case-by-case basis if facilities are integrated

- Discounts given to the utility or its affiliate must be offered to others at the same time


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                                PRO FORMA TARIFFS

-     Network customers are not allowed to have headroom

      - Must pay separately for point-to-point service in order to sell power

-     Reservations priority for firm service

      - Reservation for short-term firm point-to-point service (less than one year) is conditional until one day (week, or month) before the commencement of daily (weekly, or monthly) service

      - Conditional reservation may be displaced by competing requests for longer-term point-to-point service

-     Reservations priority for non-firm service

- Network customers economy purchase have a higher priority than non-firm service

- Longer term non-firm service have higher priority over shorter term non-firm services under identical situations


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                    OPEN ACCESS SAME-TIME INFORMATION SYSTEM

-     Each public utility must establish an electronic communication system
      (OASIS)

      - Post information needed to ensure to comparability of service (e.g., available transfer capability)

      - Standard of conduct for employees of merchant and transmission operation functions

-     We will cover the OASIS at a later section


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                          REGIONAL TRANSMISSION GROUPS

- RTGs are encouraged by the FERC as a mechanism for efficient operation and investment in the power system

      -     FERC will accept RTG tariffs that are consistent with its objectives

      - FERC will give deference to the planning, dispute resolution and decision making process of RTGs

-     We will cover the RTGs at a later section


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                      ENVIRONMENTAL IMPACT AND COST SAVINGS

-     The most controversial portion of the Order

- EPA believes that additional wholesale competition will result in more NOx emission

-     The range of change in NOx emission vary from 1% reduction to 3% increase

- Benefit to customers from this rule would range from 3 to 5 billion annually


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